Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Solely for the purpose of complying with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Financial Officer of MSO Holdings, Inc. (the “Company”), hereby certify, based on my knowledge, that the Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 21, 2006

By:	/s/ Tom Mason Tom Mason Chief Financial Officer